UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2006

Global Preferred Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-23637	58-2179041
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Morris Manning & Martin LLP, 3343 Peachtree Road, Suite 1600, Atlanta, Georgia		30326
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-248-3311

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 18, 2006, the Securities and Exchange Commission ("SEC") granted Global Preferred Holdings, Inc.'s ("Global Preferred") request for a "no-action letter" with respect to reducing Global Preferred's reporting obligations under the Securities and Exchange Act of 1934, as amended. As outlined in the request, Global Preferred intends to cease filing Forms 10-Q and 10-K, commencing with the Form 10-Q for the quarter ended June 30, 2006. The letter included, however, an undertaking by Global Preferred to continue to file reports on Form 8-K to disclose material events relating to its winding up and dissolution. Global Preferred is reducing its SEC filings in order to further reduce its operating expenses and overhead as it continues the process of winding up and dissolving. Copies of the no-action request and response are furnished as Exhibits 99.1 and 99.2 to this report on Form 8-K.

On July 24, 2006, Global Preferred mailed to its stockholders its First Quarter 2006 Letter to Stockholders (the "Letter to Stockholders"). The Letter to Stockholders contained updated information regarding the dissolution and liquidation of Global Preferred. A copy of the Letter to Stockholders is furnished as Exhibit 99.3 to this report on Form 8-K.

Additionally, as previously reported in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, Global Preferred, together with several stockholders and other entities associated, or formerly associated, with World Marketing Alliance, Inc., ("WMA"), received a demand for arbitration from a former agent of WMA on May 4, 2006. Subsequently, the individual also filed suit in the Superior Court of Gwinnett County, Georgia, seeking to compel arbitration of the claims described in the demand for arbitration. Global Preferred does not believe that the individual has any claims against Global Preferred, nor does Global Preferred believe that it is required to submit to the arbitration. Global Preferred has not received sufficient information to determine the exact nature, if any, of any potential claims against Global Preferred in the matter, but currently does not believe that the demand or the lawsuit will result in liabilities that would have a material adverse effect on the winding up and dissolution of Global Preferred.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Preferred Holdings, Inc.

July 24, 2006	By:	/s/ Caryl P. Shepherd

Name: Caryl P. Shepherd
Title: Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	No-Action Request Letter to the Securities and Exchange Commission dated July 12, 2006
99.2	Response of the Office of Chief Counsel dated July 18, 2006
99.3	First Quarter 2006 Letter to Stockholders